                                                                   EXHIBIT 23(a)


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated January 18, 1994, incorporated by reference in First Tennessee National Corporation's Form 10-K for the year ended December 31, 1993, and to all references to our firm included in this registration statement.


                                                        Arthur Andersen LLP

Memphis, Tennessee
January 11, 1995